UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2006

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(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

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(Exact name of registrant as specified in its charter)

Nevada                     000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

Effective July 1, 2006, Mr. Conrad Lacker and Mr. Robert Vivacqua resigned as members of the Board of Smart-tek Solutions Inc., a Nevada corporation. ("Smart-tek").

Section 8-Other events

Item 8.01. Other events

On June 20, 2006, the Registrant issued a press release announcing that it had introduced its RTAC-PM poultry monitoring and containment system to Vietnamese officials during a visit in South East Asia.

On June 21, 2006 the Registrant issued a press release announcing that it is initial stages to introduce its RTAC-PM poultry monitoring and containment system to officials in Thailand.

On June 27, 2006, the Registrant issued a press release updating the public on its activities in Romania.

The foregoing descriptions are qualified in its entirety by reference to the Registrant’s Press Releases dated June 20, 2006, June 21, 2006 and June 27, 2006, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1     Press Release of Registrant dated June 20, 2006

Exhibit 99.2     Press Release of Registrant dated June 21, 2006

Exhibit 99.3     Press Release of Registrant dated June 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SMART-TEK SOLUTIONS INC.

By: /s/ Denis Gallant

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    Denis Gallant, Secretary

Date:  August 21, 2006